Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of COVA Acquisition Corp. (the “Company”) for the quarterly period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jun Hong Heng, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2022	/s/ Jun Hong Heng
Jun Hong Heng
Chief Executive Officer and Chief Financial Officer
(principal executive officer and principal financial and accounting officer)